Exhibit 99.1

Investor Presentation HD Supply July 23rd, 2019

Disclaimer Forward-Looking Statements and Preliminary Results This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on management’s beliefs and assumptions and information currently available to management and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this presentation is not a guarantee of future results, and that actual results may differ materially from those made in or suggested by the forward-looking information contained in this presentation. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events to differ materially from those contained in or implied by the forward-looking statements, including those “Risk factors” in our annual report on Form 10-K, for the fiscal year ended February 3, 2019, filed on March 19, 2019 and those described from time to time in our, and HD Supply, Inc.’s, other filings with the U.S. Securities and Exchange Commission (the “SEC”), which can be found at the SEC’s website www.sec.gov. Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Estimates for taxes, Net sales, Net income, Net income per diluted share, Adjusted EBITDA and Adjusted net income per diluted share are preliminary estimates and are subject to risks and uncertainties, including, among others, changes in connection with quarter-end and year-end adjustments. Any variation between HD Supply’s actual results and the preliminary financial data set forth herein may be material. Non-GAAP Financial Measures HD Supply supplements its financial results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”) with non-GAAP measurements, including Adjusted EBITDA, Adjusted net income, Adjusted net income per diluted share, and Net debt. This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements presented herein. Additional information regarding Adjusted EBITDA, Adjusted net income, Adjusted net income per diluted share and Net debt referred to in this presentation is included at the end of this presentation under “Capital Structure Overview”, “Reconciliation of Non-GAAP Measures” and “Reconciliation of Forecasted Range.”

HD Supply Overview

- **$6.2 Billion Net Sales; $412 Million Net Income; $884 Million Adjusted EBITDA (14.4%** of Net Sales)[1,2]
- **Leading Industrial Distributor** with **#1 Positions**[3] in Large, Fragmented, Growing Industry Segments
- **Specialized** Business Units Providing **Complete Solutions** for **Customer Success**
  - **Living Space MRO**[4]: **~200K** SKUs, **~300K** Customers
  - **Specialty Construction**: **~450K** SKUs, **~200K** Customers
- **Scale**, **National Presence** and **Local Expertise** Accelerate Competitive Advantage
  - Over **300** Locations, **41** U.S. States, **6** Canadian Provinces and **Local Sales Coverage** in **All Major MSAs**
- **Talent Driving Winning Environment** and **Quality** & **Consistency** of **Investment**

Net Sales by Business Unit[1]



Facilities Maintenance
51%
Adj. EBITDA: $557M
(18% of Net Sales)
$6.2B
Construction & Industrial
49%
Adj. EBITDA: $327M
(11% of Net Sales)

Industry Segment Opportunity[3]



Facilities Maintenance
~$55B
$85B
Construction & Industrial
~$30B

[1] Based on the Last Twelve Months (LTM) ending May 5, 2019. Intercompany eliminations not shown.
[2] See appendix slides 13 and 14 for a reconciliation of Adjusted EBITDA to Net Income
[3] Management estimates based on industry data and knowledge
[4] Maintenance, Repair and Operations
Metrics as of the Fiscal Year Ended February 3, 2019 unless otherwise noted

Leading MRO and Specialty Construction Distributor

3

Facilities Maintenance "At a Glance"

HDSUPPLY

- **Leading Maintenance, Repair and Operations Solution Provider** to **"Living Space" Maintenance Professionals**
  - **$3.1 Billion Net Sales; $557 Million Adjusted EBITDA** (18% of Net Sales)[1]
- **Customers… ~300,000**
  - **Facility Maintenance Professionals** Across Multifamily, Hospitality, Senior Care Living ("Healthcare") and Institutional Segments
- **Products & Services… ~200,000 SKUs**
  - **Value-added Services**… Property Improvement, Fabrication, Installation, Credit, Technical Experts, Customer Training
- **Omnichannel Go-to-Market**… 1,000+ Product Authority Sales Representatives, 400+ Customer Care Reps, Catalog, Website, Mobile, ePS, Digital and Traditional Marketing
- **Operating Model… Next-Day Delivery** via **44 DCs, 50 Cross-dock** Facilities; **900+ Dedicated Delivery Drivers** to Execute **'Last Mile'**
- **Talent… 5,500+ Associates; ~3,000 Operations, ~2,000 Sales and Service**

Asset Footprint



Distribution Center
Cross Dock

- **Select Product Offering**



Appliances
HVAC
Plumbing, Kitchen & Bath
Janitorial
Hardware
Electrical & Lighting

- **Proprietary Brands… 18% of Sales**

AQUAGUARD, Aspen, CHAMPION, Cotton Bay, Fido House, Seasons, SHIELD SECURITY

[1] *Based on the Last Twelve Months (LTM) ending May 5, 2019*
Metrics as of the Fiscal Year Ended February 3, 2019 unless otherwise noted

Best-in-Class "Living Space" MRO Solution Provider

4

Construction & Industrial "At a Glance"

HD SUPPLY

- **Leading Distributor of Specialty Construction and Safety Products**
  - **$3.0 Billion Net Sales; $327 Million Adjusted EBITDA** (11% of Net Sales)
- **Customers… ~200,000**
  - **National to Owner-Operated Commercial and Residential Contractors,** Serving 14+ Trades from Ground-breaking to Finish
- **Products & Services… ~450,000 SKUs**
  - **Value-added Services**… Knowledgeable Associates, Pre-Bid Assistance, Value Engineering, Two-Hour Ready Will Call, Same-Day, Next-Day Jobsite Delivery, Fabrication, Rental, Credit Services, Special Order, Tool Repair
- **Grew through 38 Acquisitions and Greenfields… 1,600+** Outside and Inside Sales Representatives, Catalog, Website, Best-in-Class Marketing
- **Operating Model…** Focus on Driving **Customer Success** through Collaborative **Sales Team** and Strong **Supplier Partnerships**
- **Talent… 5,500+ Associates**

Branch Footprint



~270 Locations, 39 U.S. States, 6 Canadian Provinces

- **Select Product Offering**


Concrete & Chemicals
Safety
Tools & Equipment
Building Materials & Fasteners
Erosion Control & Waterproofing

[1] Based on the Last Twelve Months (LTM) ending May 5, 2019
Metrics as of the Fiscal Year Ended February 3, 2019 unless otherwise noted

One-Stop Shop for Specialty Construction and Safety Products

5

($ in millions, except per share data) 1 See appendix slides 13 and 14 for a reconciliation of Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per Diluted Share to Net Income 2 Free Cash Flow is defined as Operating Cash Flow of $128 million and $50 million Less Capital Expenditures of $26 million and $19 million in Q1’19 and Q1’18, respectively +7.5% Net Sales Growth VPY Q1’19 Financial Results Gross Profit Gross Margin % Adj. EBITDA % Q1’18 Adj. EBITDA1 VPY Adj. Net Income1 Q1’19 Per Diluted Share1 +$104 Net Income Per Diluted Share +$80 +7% +6% organic $552 $585 +6% 39.7% 39.2% -50 BPs $89 $107 +20% $0.48 $0.63 +31% $190 $203 +7% 13.7% 13.6% -10 BPs $130 $143 +10% $0.70 $0.84 +20% Free Cash Flow2 $31 $102 +229% $1,389 $1,493 Net Sales

LTM Q1'19 Financial Results

HD SUPPLY

($ in millions, except per share data)

Net Sales



VPY[1]
$6,151
+$857
+16%
organic
+$433
$5,294
+8%
LTM Q1'18
LTM Q1'19

	LTM Q1'18	LTM Q1'19	VPY[1]
Gross Profit	$2,101	**$2,408**	**+15%**
Gross Margin %	*39.7%*	***39.1%***	**-60 BPs**
Net Income[2]	$974	**$412**	**-58%**
Per Diluted Share[2]	$5.15	**$2.31**	**-55%**
Adj. EBITDA[3]	$764	**$884**	**+16%**
Adj. EBITDA %	*14.4%*	***14.4%***	**--**
Adj. Net Income[3]	$497	**$632**	**+27%**
Per Diluted Share[3]	$2.63	**$3.54**	**+35%**
Free Cash Flow[4]	$380	**$540**	**+42%**

[1] Organic sales growth excludes $330 million of acquired sales in the LTM Q1'19 period and $94 million of sales due to the 53rd week, less the $10 million impact of a holiday shift at the end of fiscal 2018
[2] LTM Q1'18 Net income and Net income per diluted share were impacted by a $732 million gain, net of tax, from the sale of a business and a $72 million one-time non-cash charge to re-measure our net deferred tax assets as a result of the Tax Cuts and Jobs Act of 2017
[3] See appendix slides 13 and 14 for a reconciliation of Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per Diluted Share to Net Income
[4] Free Cash Flow is defined as Operating Cash Flow of $662 million and $469 million Less Capital Expenditures of $122 million and $89 million in LTM Q1'19 and LTM Q1'18, respectively

+16.2% Net Sales Growth VPY

7

Cooler Summer Weather VPY Impacting HVAC Sales; Persistent Wetness Across Key Markets a Headwind to Construction Activity Low to Mid-Single Digits Growth Expectations; Skilled Labor Shortages Persist Topics of Recent Investor Interest Topic Consideration 3. Non-Residential Construction 2. Capital Allocation 4. Weather Reduced Financial Leverage; Significant Flexibility; Credit Upgrades in 2019 Focused on Shareholder Value Now Operating with Next-Day Delivery Service Atlanta Distribution Center

Ground Water Versus Prior Year Higher Levels of Ground Water Unfavorably Impacting Construction Source: National Oceanic Atmospheric Administration Center for Weather and Climate Prediction. Amounts shown indicate deviation in calculated soil moisture versus 1971-2000 climatology (in millimeters) May June 2019 2018 Drier No Change Wetter Soil Moisture (vs. 25-Year Averages)

Trending at Midpoint to Lower End of Previously Issued Guidance HD Supply Current Outlook1 1 Previously issued outlook (June 11, 2019) 2 Assumes a fully diluted weighted average share count of 171 million Net sales Net income Adjusted EBITDA Net income per share – diluted2 Adjusted net income per share – diluted2 Low End High End $ 1,620 $ 131 $ 240 $ 0.77 $ 1.04 $ 1,670 $ 142 $ 255 $ 0.83 $ 1.12 Q2’19 (amounts in millions, except per share amounts) Note: Contains forward looking information; please see Disclaimer on slide 2. Forecasted reconciliation of Non-GAAP Measures: Net income to Adjusted EBITDA, Net income to Adjusted net income and Net Income per diluted share to Adjusted Net come per diluted share can be found on slides 15 and 16

APPENDIX

~$1.7B Net Debt Capital Structure Overview Debt as of May 5, 2019 Senior ABL Facility Term B-5 Loans Oct. 2018 Senior Unsecured Notes Outstanding Debt4 Less: Cash and Cash Equivalents Net Debt Balance Maturity 1 Represents the stated rate of interest, without including the effect of discounts or interest rate swaps 2 Subject to applicable redemption price terms 3 Ratings per Moody’s Investor’s Service (“Moody’s”) and S&P Global Ratings (“S&P”). Corporate family ratings shown for Outstanding Debt. Moody’s ratings based on July 12, 2019 upgrade 4 Excludes unamortized discounts of $3 and unamortized deferred financing costs of $21 ($ in millions) Interest Rate1 Soft Call Date2 3.89% 4.23% 5.375% 4/5/22 10/17/23 10/15/26 n/a Now 10/15/21 Plus: Letters of Credit $349 750 $2,151 (40) $2,164 1,065 27 Moody’s / S&P3 Not Rated, BBB– Ba1, BBB– Ba2, BB– Ba1 Stable, BB+ Stable

Reconciliation of Non-GAAP Measures: Net Income to Adjusted EBITDA ($ in millions) 1 Depreciation and amortization includes amounts recorded within Cost of sales in the Consolidated Statements of Operations 2 Represents the loss on extinguishment of debt including the premium paid to repurchase or call the debt as well as the write-off of unamortized deferred financing costs, original issue discount, and other assets or liabilities associated with such debt. Also includes the costs of debt modification 3 Represents the costs related to exiting the Company's previous corporate headquarters and the costs incurred for strategic alignment of workforce and branch closures or consolidations. These costs include occupancy costs, severance, relocation costs, and other costs incurred to exit a location. For the three months ended May 5, 2019, the Company recognized a favorable termination of the lease for its former corporate headquarters 4 Represents the costs incurred in the acquisition and integration of A.H. Harris Construction Supplies Three Months Ended Twelve Months Ended May 5, 2019 Apr. 29, 2018 May 5, 2019 Apr. 29, 2018 Net income $107 $89 $412 $974 Income from discontinued operations, net of tax - - 3 776 Income from continuing operations 107 89 409 198 Interest expense, net 28 33 124 148 Provision for income taxes 35 29 141 203 Depreciation and amortization1 27 24 109 92 Loss on extinguishment & modification of debt2 - - 69 81 Restructuring charges3 (2) 7 - 13 Stock-based compensation 7 6 27 26 Acquisition and integration costs4 1 2 5 3 Adjusted EBITDA $203 $190 $884 $764

Reconciliation of Non-GAAP Measures: Net Income to Adjusted Net Income and Adjusted Net Income Per Share ($ in millions, except share and per share amounts) 1 Cash paid for income taxes in twelve months ended April 29, 2018 excludes $13 million in payments related to the sale of the Waterworks business unit 2 Represents the loss on extinguishment of debt including the premium paid to repurchase or call the debt as well as the write-off of unamortized deferred financing costs, original issue discount, and other assets or liabilities associated with such debt. Also includes the costs of debt modification 3 Represents the costs related to exiting the Company's previous corporate headquarters and the costs incurred for strategic alignment of workforce and branch closures or consolidations. These costs include occupancy costs, severance, relocation costs, and other costs incurred to exit a location. For the three months ended May 5, 2019, the Company recognized a favorable termination of the lease for its former corporate headquarters 4 Represents the costs incurred in the acquisition and integration of A.H. Harris Construction Supplies Three Months Ended Twelve Months Ended May 5, 2019 Apr. 29, 2018 May 5, 2019 Apr. 29, 2018 Net income $107 $89 $412 $974 Income from discontinued operations, net of tax - - 3 776 Income from continuing operations 107 89 409 198 Provision for income taxes 35 29 141 203 Cash paid for income taxes1 (4) (2) (15) (15) Amortization of acquisition-related intangible assets (other than software) 6 5 23 14 Loss on extinguishment & modification of debt2 - - 69 81 Restructuring charges3 (2) 7 - 13 Acquisition and integration costs4 1 2 5 3 Adjusted Net Income $143 $130 $632 $497 Weighted average common shares outstanding (in thousands) Basic 170,000 184,326 177,585 188,140 Diluted 170,712 185,155 178,399 189,188 Adjusted Net Income per Share - Basic $0.84 $0.71 $3.56 $2.64 Adjusted Net Income per Share - Diluted $0.84 $0.70 $3.54 $2.63

Reconciliation of Forecasted Range Net income to Adjusted EBITDA ($ in millions) Low End High End Net income $ 131 $142 Interest expense, net 28 28 Provision for income taxes 47 51 Depreciation and amortization 28 28 Stock-based compensation 6 6 Other - - Adjusted EBITDA $ 240 $ 255 Q2’19 Note: Contains forward looking information; please see Disclaimer on slide 2.

Reconciliation of Forecasted Range Net income to Adjusted net income (amounts in millions, except per share amounts) Low End High End Net income $ 131 $ 142 Plus: Provision for income taxes 47 51 Less: Cash income taxes (7) (7) Plus: Amortization of acquisition - related intangible assets (other than software) 6 6 Other - - Adjusted net income $ 177 $ 192 Diluted weighted average common shares outstanding 171 171 Net income per share - diluted $ 0.77 $ 0. 83 Adjusted net income per share - diluted $ 1.04 $ 1. 1 2 Note: Contains forward looking information; please see Disclaimer on slide 2. Q2’19